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                                                                   Exhibit 10.27

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made this 31 day of December 2000 by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("Assignor"), INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware corporation and wholly owned subsidiary of Assignor ("Assignee") and BEBOB ASSOCIATES ("Landlord").

                WHEREAS, Assignor is a party to that certain Agreement Lease dated January 1, 2000, as amended on February 1, 2000, May 9, 2000 and November 29, 2000 to date (the "Lease") by and between Landlord and Assignor for certain space 435 Devon Park Drive, Wayne, Pennsylvania;

                WHEREAS, Assignor desires to assign its interest in the Lease to Assignee; and

                WHEREAS, Landlord consents to such assignment

                NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged the parties hereto hereby agree as follows:

                1. Assignor hereby assigns all of its rights, title and interest in and to the Leases and Assignee.

                2. Assignee hereby assumes the performance of all of the terms and conditions of the Leases on Assignor's part to be performed thereunder on and after the date hereof.

                3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

                4. Landlord hereby consents to the assignment contemplated hereby.

                5. Nothing contained herein shall constitute a novation of, or a release by Landlord of any obligations of Assignor, under the Lease.

                   [Signatures commence on the following page]

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                IN WITNESS WHEREOF, the parties hereto have executed this
instrument as of the 29th day of December, 2000.

                         ASSIGNOR:

                         Internet Capital Group, Inc.



                         By::    /s/  Henry N. Nassau
                             ---------------------------------------------------
                                 Name: Henry N. Nassau
                                 Title: Managing Director, General Counsel and
                                        Secretary



                         ASSIGNEE:

                         Internet Capital Group Operations, Inc.



                         By::    /s/  Henry N. Nassau
                             ----------------------------------------
                                 Name: Henry N. Nassau
                                 Title: Managing Director

                         LANDLORD:

                         BEBOB Associates



                         By:     /s/  Gerald M. Wilk
                            ---------------------------------
                                 Name: Gerald M. Wilk
                                 Title: VP